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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File Nos. 333-39261, 333-39263, and 333-70113) of CMP
Media Inc. of our report dated February 10, 1999, except for note 15, as to which the date is March 30, 1999, relating to the financial statements and financial statement schedule, which appears in this Form 10-K.

PricewaterhouseCoopers LLP

New York, New York
March 30, 1999


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